Chef’s Warehouse 8-K

Exhibit 10-3

EXECUTION COPY

AMENDMENT NO. 4

Dated as of January 9, 2015

to

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 4 (this “Amendment”) is made as of January 9, 2015 by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida” and, together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013, by and among the Borrowers, the other Loan Parties party thereto, the Lenders, the Administrative Agent and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.                  Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)             The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is amended to (w) delete each reference to “Leverage Ratio” appearing therein and replace each such reference with a reference to “Total Leverage Ratio”, (x) replace each reference to “Category 3” appearing in clauses (i) and (iii) thereof and replace each such reference with a reference to “Category 4”, (y) delete the reference to “Restatement Effective Date” appearing in clause (iii) thereof and replace such reference with a reference to “Amendment No. 4 Effective Date” and (z) amend and restate the table appearing therein in its entirety to read as follows:

	Total Leverage Ratio:	Eurodollar Spread	ABR Spread	Commitment Fee Rate
Category 1:	< 2.25 to 1.00	2.75%	1.75%	0.35%
Category 2:	≥ 2.25 to 1.00 but < 3.25 to 1.00	3.00%	2.00%	0.40%
Category 3:	≥ 3.25 to 1.00 but < 4.25 to 1.00	3.25%	2.25%	0.45%
Category 4:	≥ 4.25 to 1.00	3.50%	2.50%	0.50%

(b)            The definition of “Equity Interests” appearing in Section 1.01 of the Credit Agreement is amended to insert the following sentence at the end thereof:

“Notwithstanding the foregoing, neither Permitted Convertible Notes nor Permitted Call Spread Swap Agreements shall constitute Equity Interests.”

(c)             The definition of “Indebtedness” appearing in Section 1.01 of the Credit Agreement is amended to insert the following sentence at the end thereof:

“Notwithstanding the foregoing and for avoidance of doubt, obligations arising under any Permitted Call Spread Swap Agreement shall not be considered Indebtedness.”

(d)            The definition of “Obligations” appearing in Section 1.01 of the Credit Agreement is amended to (x) insert a reference to “(i)” immediately before the reference to “the definition of ‘Obligations’” appearing in the proviso therein and (y) insert the phrase “and (ii) obligations arising under Permitted Call Spread Swap Agreements shall not be considered Obligations” immediately before the period appearing at the end thereof.

(e)             The definition of “Permitted Acquisition” appearing in Section 1.01 of the Credit Agreement is amended and restated to read as follows:

“Permitted Acquisition” means, collectively, (a) the Specified Acquisition and (b) any other acquisition (whether by purchase, merger, consolidation or otherwise but excluding, in any event, any Hostile Acquisition) or series of related acquisitions by any Loan Party of (i) all or substantially all the assets of or (ii) all or substantially all the Equity Interests in, a Person or division or line of business of a Person, if, for purposes of this clause (b), at the time of and immediately after giving effect thereto, (1) no Default has occurred and is continuing or would arise after giving effect thereto, (2) such Person or division or line of business is engaged in the same or a similar line of business as the Borrowers and the Subsidiaries or business reasonably related, complementary or ancillary thereto or a logical extension thereof (including, without limitation, food and beverage service, distribution, wholesale and retail), (3) all actions required to be taken with respect to such acquired or newly formed Subsidiary under Section 5.13 shall have been taken within the time periods set out therein, (4) the Borrowers and the Subsidiaries are in compliance, on a pro forma basis, with the covenants contained in Section 6.13 (provided that, for purposes of determining compliance with the covenants contained in clauses (b) and (d) of Section 6.13, the maximum permitted ratios for such covenants shall be deemed to be 0.50:1.00 less than those set forth therein) recomputed as of the last day of the most recently ended Fiscal Quarter for which financial statements are available, as if such acquisition (and any related incurrence or repayment of Indebtedness, with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) had occurred on the first day of each relevant period for testing such compliance and, if the aggregate consideration paid in respect of such acquisition exceeds $25,000,000, Holdings shall have delivered to the Administrative Agent a certificate of a Financial Officer of Holdings to such effect, together with all related historical financial statements (including consolidated balance sheets, income statements and cash flow statements) and projections reasonably requested by the Administrative Agent, (5) in the case of an acquisition or merger involving a Loan Party (other than Holdings), a Loan Party is the surviving entity of such merger and/or consolidation, (6) in the case of an acquisition or merger involving Holdings, Holdings shall be the surviving entity of such merger and/or consolidation, and (7) the sum of (x) Holdings’ and its Subsidiaries’ unencumbered and unrestricted cash and Permitted Investments plus (y) the Available Revolving Commitment is at least $10,000,000.

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(f)             The definition of “Prepayment Event” appearing in Section 1.01 of the Credit Agreement is amended to (i) delete the reference to “Leverage Ratio” appearing in clause (c) thereof and replace such reference with a reference to “Total Leverage Ratio” and (ii) amend and restate clause (d) thereof to read as follows:

(d)             the incurrence by any Loan Party of any Indebtedness, other than Indebtedness permitted under Section 6.01, but in any event including (i) any Indebtedness under the Prudential Financing and (ii) any Indebtedness under the Permitted Convertible Notes (other than Permitted Convertible Seller Notes); or

(g)             The definition of “Restricted Payment” appearing in Section 1.01 of the Credit Agreement is amended to insert the following sentence at the end thereof:

“Notwithstanding the foregoing, and for the avoidance of doubt, (i) the conversion of (including any cash payment upon conversion), or payment of any principal or premium on, or payment of any interest with respect to, any Permitted Convertible Notes shall not constitute a Restricted Payment and (ii) any payment with respect to, or early unwind or settlement of, any Permitted Call Spread Swap Agreement shall not constitute a Restricted Payment.”

(h)            Section 1.01 of the Credit Agreement is amended to (x) delete the definition of “Leverage Ratio” appearing therein and (y) add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Amendment No. 4 Effective Date” means the date upon which Amendment No. 4 to this Agreement, dated as of January 9, 2015, becomes effective, as notified by the Administrative Agent to the Lenders and the Borrowers.

“Augmenting Lender” has the meaning assigned to such term in Section 2.22.

“Cumulative Retained Excess Cash Flow Amount” means, as of any date, an amount not less than zero in the aggregate for any Excess Cash Flow Period, determined on a cumulative basis equal to the aggregate cumulative sum of the Retained Excess Cash Flow for all Excess Cash Flow Periods ending after the Amendment No. 4 Effective Date and prior to such date.

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“Excess Cash Flow Period” means each Fiscal Year of Holdings commencing with the Fiscal Year ending December 31, 2014, but in all cases for purposes of calculating the Cumulative Retained Excess Cash Flow Amount shall only include such Fiscal Years for which financial statements and a Compliance Certificate have been delivered in accordance with Sections 5.01(a), 5.01(b) and 5.01(c) and for which any prepayments required by Section 2.11(d) (if any) have been made.

“Increasing Lender” has the meaning assigned to such term in Section 2.22.

“Permitted Call Spread Swap Agreements” means (a) any Swap Agreement (including, but not limited to, any bond hedge transaction or capped call transaction) pursuant to which Holdings acquires an option requiring the counterparty thereto to deliver to Holdings shares of common stock of Holdings, the cash value of such shares or a combination thereof from time to time upon exercise of such option and (b) any Swap Agreement pursuant to which Holdings issues to the counterparty thereto warrants to acquire common stock of Holdings (whether such warrant is settled in shares, cash or a combination thereof), in each case entered into by Holdings in connection with the issuance of Permitted Convertible Notes (other than Permitted Convertible Seller Notes); provided that (i) the terms, conditions and covenants of each such Swap Agreement shall be such as are customary for Swap Agreements of such type (as determined by the Board of Directors of Holdings in good faith) and (ii) in the case of clause (b) above, such Swap Agreement would be classified as an equity instrument in accordance with GAAP, and the settlement of such Swap Agreement does not require Holdings to make any payment in cash or cash equivalents that would disqualify such Swap Agreement from so being classified as an equity instrument.

“Permitted Convertible Notes” means, collectively, (a) Permitted Convertible Seller Notes and (b) any other unsecured notes issued by Holdings that are convertible into common stock of Holdings, cash or any combination thereof; provided that, for purposes of clause (b) of this definition, the Indebtedness thereunder satisfies the following requirements: (i) both immediately prior to and after giving effect (including pro forma effect) thereto, no Default or Event of Default shall exist or result therefrom, (ii) such Indebtedness matures after, and does not require any scheduled amortization or other scheduled payments of principal prior to, the date that is six (6) months after the Maturity Date (it being understood that neither (x) any provision requiring an offer to purchase such Indebtedness as a result of change of control or asset sale or other fundamental change nor (y) any early conversion of any Permitted Convertible Notes in accordance with the terms thereof shall violate the foregoing restriction), (iii) such Indebtedness is not guaranteed by any Subsidiary of Holdings other than the Loan Guarantors (which guarantees, if such Indebtedness is subordinated, shall be expressly subordinated to the Secured Obligations on terms not less favorable to the Lenders than the subordination terms of such Subordinated Indebtedness), (iv) the covenants applicable to such Indebtedness are not more onerous or more restrictive in any material respect (taken as a whole) than the applicable covenants set forth in this Agreement and (v) the aggregate principal amount of Indebtedness permitted to be issued or incurred under this definition shall not exceed $150,000,000 at any time outstanding.

“Permitted Convertible Seller Notes” means, collectively, any unsecured notes evidencing Subordinated Indebtedness issued by Holdings or any Subsidiary to any seller in connection with the Specified Acquisition that are convertible solely into common stock of Holdings.

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“Retained Excess Cash Flow” means, with respect to any Fiscal Year of Holdings, (a) the Excess Cash Flow for such Fiscal Year minus (b) the aggregate prepayment amount payable by Holdings pursuant to Section 2.11(d) for such Fiscal Year; provided that, solely for purposes of calculating such aggregate prepayment amount for purposes of this clause (b), “Ratable Share” shall be defined to equal 100%.

“Revolving Commitment Increase” has the meaning assigned to such term in Section 2.22.

“Senior Secured Leverage Ratio” means, on any date, the ratio of (a) Total Indebtedness (other than Subordinated Indebtedness) that is secured by a Lien on any assets of Holdings or its Subsidiaries on such date to (b) EBITDA for the period of four (4) consecutive Fiscal Quarters ended on such date (or, if such date is not the last day of a Fiscal Quarter, ended on the last day of the Fiscal Quarter most recently ended prior to such date).

“Specified Acquisition” means the acquisition by Holdings, directly or indirectly, of the Specified Target pursuant to terms and conditions reasonably acceptable to the Administrative Agent.

“Specified Earn-Out Payment” means any payment made by a Loan Party or any Subsidiary in respect of earn-out obligations arising pursuant to that certain Additional Earn-Out Agreement, to be dated on or about the Amendment No. 4 Effective Date, by and among, inter alia, Holdings, T.J. Foodservice Co., Inc., TJ Seafood, LLC, and John DeBenedetti, as the Sellers’ Representative.

“Specified Target” means the entity codenamed “Project Long Bone” as disclosed to the Lenders and the Administrative Agent prior to the Amendment No. 4 Effective Date.

“Total Leverage Ratio” means, on any date, the ratio of (a) Total Indebtedness on such date to (b) EBITDA for the period of four (4) consecutive Fiscal Quarters ended on such date (or, if such date is not the last day of a Fiscal Quarter, ended on the last day of the Fiscal Quarter most recently ended prior to such date).

(i)              Section 2.11(d) of the Credit Agreement is amended to (i) delete each reference to “Leverage Ratio” appearing therein and replace each such reference with a reference to “Total Leverage Ratio” and (ii) replace the figure “$4,000,000” set forth therein with the figure “$10,000,000”.

(j)              Article II of the Credit Agreement is amended to insert the following as a new Section 2.22 thereof:

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“SECTION 2.22. Expansion Option. The Borrower Representative may from time to time elect to increase the Revolving Commitments (each a “Revolving Commitment Increase”), in each case in minimum increments of $10,000,000, so long as, after giving effect thereto, the aggregate amount of such Revolving Commitment Increases does not exceed $60,000,000. The Borrower Representative may arrange for any such Revolving Commitment Increase to be provided by one or more Lenders (each Lender so agreeing to an increase in its Revolving Commitment, an “Increasing Lender”), or by one or more new banks, financial institutions or other entities (each such new bank, financial institution or other entity, an “Augmenting Lender”), to increase their existing Revolving Commitments, or provide new Revolving Commitments, as the case may be; provided that (i) each Augmenting Lender, shall be subject to the approval of the Borrower Representative and the Administrative Agent (such approvals not to be unreasonably withheld or delayed) and (ii) (x) in the case of an Increasing Lender, the Borrower Representative and such Increasing Lender shall execute an agreement substantially in the form of Exhibit B hereto, and (y) in the case of an Augmenting Lender, the Borrower Representative and such Augmenting Lender shall execute an agreement substantially in the form of Exhibit C hereto. No consent of any Lender (other than the Lenders participating in the Revolving Commitment Increase) shall be required for any Revolving Commitment Increase pursuant to this Section 2.22. Revolving Commitment Increases created pursuant to this Section 2.22 shall become effective on the date agreed by the Borrower Representative, the Administrative Agent and the relevant Increasing Lenders or Augmenting Lenders, and the Administrative Agent shall notify each Lender thereof. Notwithstanding the foregoing, no Revolving Commitment Increase shall become effective under this paragraph unless, (i) on the proposed date of the effectiveness of such Revolving Commitment Increase, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied or waived by the Required Lenders and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower Representative and (B) Holdings and its Subsidiaries shall be in compliance (on a pro forma basis) with the covenants contained in Section 6.13 and (ii) the Administrative Agent shall have received documents consistent with those delivered on the Restatement Effective Date as to the corporate power and authority of the Borrowers to borrow hereunder after giving effect to such Revolving Commitment Increase. On the effective date of any Revolving Commitment Increase, (i) each relevant Increasing Lender and Augmenting Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Revolving Loans of all the Lenders to equal its Applicable Percentage of such outstanding Revolving Loans, and (ii) the Borrowers shall be deemed to have repaid and reborrowed all outstanding Revolving Loans as of the date of any increase in the Revolving Commitments (with such reborrowing to consist of the Types of Revolving Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower Representative on behalf of the applicable Borrower in accordance with the requirements of Section 2.03). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Eurocurrency Loan, shall be subject to indemnification by the Borrowers pursuant to the provisions of Section 2.16 if the deemed payment occurs other than on the last day of the related Interest Periods. Nothing contained in this Section 2.22 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Revolving Commitment hereunder at any time.”

(k)            Section 6.01(j) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(j) (i) unsecured Subordinated Indebtedness under any Permitted Convertible Seller Notes in an aggregate principal amount not to exceed $38,250,000 at any time outstanding and (ii) other Subordinated Indebtedness of the Borrowers in an aggregate principal amount not exceeding $30,000,000 at any time outstanding;”

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(l)              Section 6.01 of the Credit Agreement is amended to (x) delete the word “and” appearing at the end of clause (l) thereof, (y) re-designate clause (m) thereof as clause (n) thereof and (z) insert the following as a new clause (m) thereof:

“(m) Indebtedness under Permitted Convertible Notes (other than Permitted Convertible Seller Notes); and”

(m)          Section 6.07 of the Credit Agreement is amended to (x) delete the word “and” appearing immediately before the reference to “(b)” appearing therein and (y) insert the following phrase immediately before the period appearing at the end thereof:

“and (c) Permitted Call Spread Swap Agreements”

(n)            Section 6.08(a) of the Credit Agreement is amended to (x) delete the word “and” appearing immediately before the reference to “(v)” appearing therein and replace it with a comma and (y) insert the following phrase immediately before the period appearing at the end thereof:

“and (vi) Holdings may enter into, exercise its rights and perform its obligations under, Permitted Call Spread Swap Agreements”

(o)            Clause (ii) of Section 6.08(b) of the Credit Agreement is amended and restated to read as follows:

(ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness, other than (x) payments in respect of the Subordinated Indebtedness prohibited by the subordination provisions thereof and (y) payments in respect of Subordinated Indebtedness owed to any seller in connection with the Specified Acquisition;

(p)            Section 6.08(b) of the Credit Agreement is further amended to (x) delete the word “and” appearing at the end of clause (vii) thereof and (y) insert the following as new clauses (ix), (x), (xi) and (xii) thereof:

“(ix) issuance of Equity Interests, or making cash payments (other than in connection with Permitted Convertible Seller Notes), in connection with or as part of the conversion, redemption, retirement, prepayment or cancellation of any Permitted Convertible Notes;

(x) payments in respect of earn-out obligations in connection with the Specified Acquisition; provided that, any Specified Earn-Out Payments shall be subject to Section 6.08(c);

(xi) payment of regularly scheduled interest payments in respect of unsecured Subordinated Indebtedness owed to any seller in connection with the Specified Acquisition and permitted pursuant to clause (i) of Section 6.01(j) hereof, so long as (i) after giving effect to such payment, the Loan Parties shall be in pro forma compliance with the financial covenants set forth in Section 6.13 as of the most recent Fiscal Quarter for which financial statements shall have been delivered pursuant to Section 5.01(a) or 5.01(b) and (ii) no Default or Event of Default has occurred and is continuing or would be caused by such payment; and

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(xii) any other payments in respect of Subordinated Indebtedness, so long as (i) the aggregate amount of all payments made pursuant to this clause (xii) does not exceed the Cumulative Retained Excess Cash Flow Amount, (ii) no Default or Event of Default has occurred and is continuing or would be caused by such payment and (iii) both prior to and after giving effect to such payment, the Senior Secured Leverage Ratio shall not exceed 2.00:1.00 as of the most recent Fiscal Quarter for which financial statements shall have been delivered pursuant to Section 5.01(a) or 5.01(b).”

(q)            Section 6.08 of the Credit Agreement is amended to add the following new clause (c) at the end thereof:

“(c) No Loan Party will, nor will it permit any Subsidiary to, make, directly or indirectly, any Specified Earn-Out Payment, unless (i) no Default or Event of Default has occurred and is continuing or would be caused by such Specified Earn-Out Payment and (ii) Holdings shall have delivered to the Administrative Agent a certificate of a Financial Officer of Holdings, setting forth reasonably detailed calculations of the Fixed Charge Coverage Ratio, calculated on a pro forma basis after giving effect to such Specified Earn-Out Payment, for the four (4) consecutive Fiscal Quarters ending as of the last day of the most recent Fiscal Quarter for which financial statements shall have been delivered pursuant to Section 5.01(a) or 5.01(b).”

(r)              Section 6.10 of the Credit Agreement is amended to (x) delete the word “and” appearing immediately before the reference to “(v)” appearing therein and replace it with a comma and (y) insert the following phrase immediately before the period appearing at the end thereof:

“, and (vi) the foregoing shall not apply to restrictions and conditions contained in agreements relating to Permitted Convertible Notes (excluding Permitted Convertible Seller Notes)”

(s)             Section 6.13(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(b) Total Leverage Ratio. The Loan Parties will not permit the Total Leverage Ratio, determined for any period of four (4) consecutive Fiscal Quarters ending on any date during any period set forth below, to be greater than the ratio set forth below opposite such period:

Period	Ratio
March 31, 2015 through September 30, 2015	5.00:1:00
December 31, 2015	4.50:1:00
March 31, 2016 through June 30, 2016	4.25:1:00
September 30, 2016 and thereafter	3.75:1:00

(t)              Section 6.13(c) of the Credit Agreement is amended to (i) replace the figure “$15,000,000” set forth therein with the figure “$17,000,000” and (ii) replace the figure “$10,000,000” set forth therein with the figure “$11,000,000”.

(u)            Section 6.13 of the Credit Agreement is amended to (x) re-designate clause (d) thereof as clause (e) thereof and (y) insert the following as new clause (d) thereof:

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“(d) Senior Secured Leverage Ratio. The Loan Parties will not permit the Senior Secured Leverage Ratio, determined for any period of four (4) consecutive Fiscal Quarters ending on any date during any period set forth below, to be greater than the ratio set forth below opposite such period:

Period	Ratio
March 31, 2015 through September 30, 2015	4.50:1:00
December 31, 2015	4.00:1:00
March 31, 2016 through June 30, 2016	3.75:1:00
September 30, 2016 and thereafter	3.25:1:00

(v)               Clause (g) of Article VII of the Credit Agreement is amended to (x) insert a reference to “(x)” immediately before the reference to “secured Indebtedness” appearing therein and (y) insert the following phrase immediately before the period appearing at the end thereof:

“, (y) any redemption, repurchase, conversion or settlement with respect to any Permitted Convertible Notes pursuant to their terms unless such redemption, repurchase, conversion or settlement results from a default thereunder or an event of the type that constitutes an Event of Default or (z) any early payment requirement or unwinding or termination with respect to any Permitted Call Spread Swap Agreement”

(w)              The Credit Agreement is amended to amend and restate Exhibit B and Exhibit C in their entirety in the forms attached hereto as Annex I and Annex II, respectively.

2.                  Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a)             the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders, and the Administrative Agent;

(b)            the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Loan Guarantors;

(c)             (i) the “Specified Acquisition” (as defined in the Credit Agreement after giving effect to this Amendment) shall be consummated substantially concurrently with the effectiveness of this Amendment and in accordance with (1) that certain Asset Purchase Agreement, to be dated as of January 11, 2015 (the “Asset Purchase Agreement”), by and among, inter alia, Holdings, T.J. Foodservice Co., Inc., TJ Seafood, LLC, John DeBenedetti, Victoria DeBenedetti, Theresa Lincoln, and John Benedetti, as the Sellers’ Representative, (2) the “Merger Agreement” referred to in the Asset Purchase Agreement and (3) each of the “Earn-Out Agreements” referred to in the Asset Purchase Agreement, in each case, without giving effect to any amendments, consents or waivers thereto or modifications to the provisions thereof which (x) could reasonably be expected to have a Material Adverse Effect, (y) would cause or result in a Default or Event of Default under the Credit Agreement or (z) would adversely affect the interests of the Administrative Agent or any Lender (it being understood and agreed that any increase in the aggregate purchase price paid for the Specified Acquisition (including, without limitation, any increase in any earn-out obligations) shall be deemed to adversely affect the interests of the Administrative Agent and the Lenders), without the consent of the Required Lenders (such consent not to be unreasonably withheld, conditioned or delayed), (ii) the Administrative Agent shall have received a certificate of a Financial Officer of Holdings confirming the consummation of the Specified Acquisition; (iii) the aggregate purchase price paid for the Specified Acquisition (exclusive of any “Specified Earn-Out Payments” (as defined in the Credit Agreement after giving effect to this Amendment)) shall not exceed $216,750,000; (iv) the Total Leverage Ratio, after giving pro forma effect to the consummation of the Specified Acquisition and the making of Loans in connection with the consummation of the Specified Acquisition, shall not exceed 4.50 to 1.00 for the Fiscal Quarter most recently ended prior to the consummation of the Specified Acquisition; (v) the Senior Secured Leverage Ratio, after giving pro forma effect to the consummation of the Specified Acquisition and the making of Loans in connection with the consummation of the Specified Acquisition, shall not exceed 4.00 to 1.00 for the Fiscal Quarter most recently ended prior to the consummation of the Specified Acquisition; and (vi) the EBITDA attributable to the “Specified Target” (as defined in the Credit Agreement after giving effect to this Amendment) as of the 12-month period ended on December 31, 2014, and calculated in a manner consistent with its 2014 audited financial statements, shall not be less than $20,000,000 and the Administrative Agent shall have received a certificate of a Financial Officer confirming the same;

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(d)            the Administrative Agent shall have received an executed and effective amendment to the Prudential Note Agreement, which amendment shall be substantially in the form set forth on Exhibit B hereto;

(e)             the Administrative Agent shall have received (i) copies of each Permitted Convertible Seller Note and (ii) evidence, reasonably satisfactory to the Administrative Agent, that Indebtedness in respect of each Permitted Convertible Seller Note is subordinated to the payment of the Secured Obligations on terms and conditions reasonably satisfactory to the Administrative Agent (including, without limitation, a prohibition on any payments in respect of any Permitted Convertible Seller Note if a Default or Event of Default has occurred and is continuing or would be caused by any such payments); and

(f)             the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced in an invoice dated on or prior to the date hereof, reasonable documented out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

The Administrative Agent shall notify the Borrowers and the Lenders of the effective date of this Amendment, and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the agreements of the Lenders and the Administrative Agent under this Amendment shall cease to be effective unless each of the foregoing conditions is satisfied (or waived by the Required Lenders and the Administrative Agent) at or prior to 5:00 p.m., New York City time, on the earlier of (i) May 31, 2015 and (ii) the termination or abandonment by the Borrowers of the Specified Acquisition.

3.                  Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a)             This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)            As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

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4.                  Reference to and Effect on the Credit Agreement.

(a)             Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)            Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)             Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)            This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

5.                  Release of Claims.

(a)                Each of the Loan Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent, the Collateral Agent and each of the Lenders, their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, the Collateral Agent, the Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any of the Loan Parties or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto.

(b)            Each of the Loan Parties understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

6.                  Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7.                  Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

11

8.                  Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

12

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DAIRYLAND USA CORPORATION

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer:

BEL CANTO FOODS, LLC

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

Signature Page to Amendment No. 4 to Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013 The Chef's Warehouse, Inc. et al

JPMORGAN CHASE BANK, N.A.,

individually as a Lender, as the Swingline Lender, as the Issuing Bank, as Administrative Agent and as Collateral Agent

By:__/s/ Diane Bredehoft______________________

Name: Diane Bredehoft

Title: Authorized Officer

Signature Page to Amendment No. 4 to Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013 The Chef's Warehouse, Inc. et al

GE CAPITAL BANK, formerly known as GE CAPITAL FINANCIAL INC.,

as a Lender

By:___/s/ Woodrow Broaders Jr._________________

Name: Woodrow Broaders Jr.

Title: Duly authorized signatory

Signature Page to Amendment No. 4 to Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013 The Chef's Warehouse, Inc. et al

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By:__/s/ Thomas Pizzo________________________

Name: Thomas Pizzo

Title: Senior Vice President

Signature Page to Amendment No. 4 to Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013 The Chef's Warehouse, Inc. et al

BMO HARRIS FINANCING, INC.,

as a Lender

By:___/s/ Joan Spiotto Murphy__________________

Name: Joan Spiotto Murphy

Title: Director

Signature Page to Amendment No. 4 to Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013 The Chef's Warehouse, Inc. et al

BRANCH BANKING AND TRUST COMPANY,

as a Lender

By:_______________________________________

Name:

Title:

Signature Page to Amendment No. 4 to Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013 The Chef's Warehouse, Inc. et al

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 4 to Amended and Restated Credit Agreement with respect to that certain Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida” and, together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Borrowers”), the other Loan Parties party thereto, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 4 to Amended and Restated Credit Agreement is dated as of January 9, 2015 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent, the Collateral Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Loan Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Loan Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated January 9, 2015

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

DAIRYLAND USA CORPORATION

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

BEL CANTO FOODS, LLC

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

Signature Page to Consent and Reaffirmation to Amendment No. 4 to Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013
The Chef's Warehouse, Inc. et al

THE CHEFS’ WAREHOUSE, INC.

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

CHEFS’ WAREHOUSE PARENT, LLC

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

MICHAEL’S FINER MEATS, LLC

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

MICHAEL’S FINER MEATS HOLDINGS, LLC

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

THE CHEFS’ WAREHOUSE MIDWEST, LLC

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

Signature Page to Consent and Reaffirmation to Amendment No. 4 to Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013
The Chef's Warehouse, Inc. et al

QZ ACQUISITION (USA), INC.

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

QZINA SPECIALTY FOODS, INC., a Florida corporation

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

QZINA SPECIALTY FOODS, INC., a Washington corporation

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

QZINA SPECIALTY FOODS (AMBASSADOR), INC.

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

CW LV REAL ESTATE LLC

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

Signature Page to Consent and Reaffirmation to Amendment No. 4 to Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013
The Chef's Warehouse, Inc. et al

ALLEN BROTHERS 1893, LLC

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

THE GREAT STEAKHOUSE STEAKS, LLC

By: __/s/ John D. Austin____________________
Name: John D. Austin
Title: Chief Financial Officer

Signature Page to Consent and Reaffirmation to Amendment No. 4 to Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013
The Chef's Warehouse, Inc. et al

EXHIBIT B

FORM OF AMENDMENT TO

PRUDENTIAL NOTE AGREEMENT

[Attached]

ANNEX I

EXHIBIT B

FORM OF INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated __________, 20___ (this “Supplement”), by and among each of the signatories hereto, to the Amended and Restated Credit Agreement, dated as of April 25, 2012, as amended and restated as of April 17, 2013 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Dairyland USA Corporation, The Chefs’ Warehouse Mid-Atlantic, LLC, Bel Canto Foods, LLC, The Chefs’ Warehouse West Coast, LLC and The Chefs’ Warehouse of Florida, LLC, as the Borrowers, the other Loan Parties party thereto, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the Borrower Representative has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Revolving Commitments under the Credit Agreement by requesting one or more Lenders to increase the amount of its Revolving Commitment;

WHEREAS, the Borrower Representative has given notice to the Administrative Agent of its intention to increase the aggregate Revolving Commitments pursuant to such Section 2.22; and

WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the undersigned Increasing Lender now desires to increase the amount of its Revolving Commitment under the Credit Agreement by executing and delivering to the Borrower Representative and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1. The undersigned Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its Revolving Commitment increased by $[__________], thereby making the aggregate amount of its total Revolving Commitments equal to $[__________].

2. The Borrower Representative hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.

3. Terms defined in the Credit Agreement shall have their defined meanings when used herein.

4. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

5. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

[INSERT NAME OF INCREASING LENDER]

By: ____________________________________
Name:
Title:

Accepted and agreed to as of the date first written above:

The Chefs’ Warehouse, Inc.

as the Borrower Representative

By: ____________________________________
Name:
Title:

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By: ____________________________________
Name:
Title:

ANNEX II

EXHIBIT C

FORM OF AUGMENTING LENDER SUPPLEMENT

AUGMENTING LENDER SUPPLEMENT, dated __________, 20___ (this “Supplement”), by and among each of the signatories hereto, to the Amended and Restated Credit Agreement, dated as of April 25, 2012, as amended and restated as of April 17, 2013 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Dairyland USA Corporation, The Chefs’ Warehouse Mid-Atlantic, LLC, Bel Canto Foods, LLC, The Chefs’ Warehouse West Coast, LLC and The Chefs’ Warehouse of Florida, LLC, as the Borrowers, the other Loan Parties party thereto, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Credit Agreement provides in Section 2.22 thereof that any bank, financial institution or other entity may extend Revolving Commitments under the Credit Agreement subject to the approval of the Borrower Representative and the Administrative Agent, by executing and delivering to the Borrower Representative and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

WHEREAS, the undersigned Augmenting Lender was not an original party to the Credit Agreement but now desires to become a party thereto;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1. The undersigned Augmenting Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the date of this Supplement, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Revolving Commitment of $[__________].

2. The undersigned Augmenting Lender (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

3. The undersigned’s address for notices for the purposes of the Credit Agreement is as follows:

[___________]

4. The Borrower Representative hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.

5. Terms defined in the Credit Agreement shall have their defined meanings when used herein.

6. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

7. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[remainder of this page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

[INSERT NAME OF AUGMENTING LENDER]

By: ____________________________________
Name:
Title:

Accepted and agreed to as of the date first written above:

The Chefs’ Warehouse, Inc.

as the Borrower Representative

By: ____________________________________
Name:
Title:

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By: ____________________________________
Name:
Title: